SDIP SUM SUP-1 031416

Summary Prospectus Supplement dated March 14, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, A2, Y, R5 and R6 shares of the Fund listed below:

Invesco Short Duration Inflation Protected Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Brian Schneider	Portfolio Manager	2016
Robert Young	Portfolio Manager	2015”

SDIP SUM SUP-1 031416